UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 23, 2009
Date of report (Date of earliest event reported)
ADVANCED BIOENERGY, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52421	20-2281511

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Wayzata Boulevard, Suite 250
Minneapolis, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Telephone Number: (763) 226-2701
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Amendments to the ABE Fairmont Senior Loan Documents
          Effective December 24, 2008 and signed January 23, 2009, ABE Fairmont entered into an amendment to its current Master Loan Agreements with Farm Credit Services of America, FLCA and CoBank, ACB (“CoBank”), as Administrative Agent (as amended to date, the “CoBank Loan Agreement”). Among other things, this amendment amends certain financial covenants related to net worth.
          Effective December 24, 2008, ABE Fairmont also entered into a Statused Revolving Credit Supplement (the “Credit Supplement”) to the CoBank Loan Agreement and a Revolving Credit Supplement, Letters of Credit (the “LOC Supplement”) to the CoBank Loan Agreements. The Credit Supplement provides for revolving loans in an aggregate principal amount not to exceed $6,000,000 and the LOC Supplement provides for revolving loans in an aggregate principal amount not to exceed $2,000,000. In connection with these transactions, ABE Fairmont also entered into certain amendments to the construction, term and revolving loans previously made under the CoBank Loan Agreement. These amendments change the repayment terms of certain construction and term loans, provide for certain fees and make certain other changes.
          The descriptions of the amendment to the CoBank Loan Agreement, the Supplement, and the amendments to the revolving loans and the construction and term loans do not purport to be complete and are qualified in their entirety by reference to these documents, which are filed as Exhibits 10.1-10.5 to this report and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
          The information described above under “Item 1.01. Entry into a Material Definitive Agreement” with respect to the amendments and supplements to the CoBank Loan Agreement is also responsive to Item 2.03 and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits

10.1	Amendment to the Master Loan Agreement effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC

10.2	Statused Revolving Credit Supplement effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC

10.3	Revolving Credit Supplement, Letters of Credit effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC

10.4	Construction and Revolving Term Loan Supplement effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC

10.5	Construction and Term Loan Supplement effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2009	ADVANCED BIOENERGY, LLC
	By:	/s/ Richard Peterson
Richard Peterson
Interim Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing

10.1	Amendment to the Master Loan Agreement effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC	Filed Electronically

10.2	Statused Revolving Credit Supplement effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC	Filed Electronically

10.3	Revolving Credit Supplement, Letters of Credit effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC	Filed Electronically

10.4	Construction and Revolving Term Loan Supplement effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC	Filed Electronically

10.5	Construction and Term Loan Supplement effective as of December 24, 2008 between Farm Credit Services of America, FLCA and ABE Fairmont, LLC	Filed Electronically